SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






        Date of Report (Date of earliest event reported) January 28, 2004







                            PENN-AMERICA GROUP, INC.
            (Exact name of registration as specified in this charter)







         Pennsylvania                  0-22316               23-2731409
(State or other jurisdiction of    (Commission File       (I.R.S. Employer
incorporation or organization)         Number)            Identification No.)



420 S. York Road, Hatboro, Pennsylvania                           19040
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600

Items 1-4 and Items 6-9.  None

Item 5.  Other Events

Fourth Quarter Earnings Announced

On January 28, 2004, the Company released its earnings for the fourth quarter 2003.

Item 7.  Financial Statements and Exhibits

EXHIBITS

Press Release dated January 28, 2004.




                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PENN-AMERICA GROUP, INC.



Date:  January 28, 2004
                                           BY: /s/ Garland P. Pezzuolo
                                               -----------------------------
                                           Garland P. Pezzuolo
                                           Vice President, Secretary and
                                           General Counsel